-----------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) August 31, 2000


             CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2000, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2000-5, Mortgage Pass-Through Certificates, Series 2000-5).


                                  CWMBS, INC.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                         333-72655            95-4449516
----------------------------        -----------------     ----------------
(State of Other Jurisdiction           (Commission       (I.R.S. Employer
      of Incorporation)                File Number)     Identification No.)


   4500 Park Granada
 Calabasas, California                                         91302
---------------------------                                  ----------
 (Address of Principal                                       (Zip Code)
  Executive Offices)



       Registrant's telephone number, including area code (818) 225-3240



------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On August 1, 2000, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2000-5.








----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated May 17, 1999 and the Prospectus Supplement dated August 28, 2000, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2000-5.

     Mortgage Loan Statistics

     The following tables describe characteristics of the Initial Mortgage Loans as of the Initial Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.




                                 Loan Group 1

                              Mortgage Rates(1)

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
                           Initial               Principal         Mortgage
Mortgage                   Mortgage               Balance          Loans in
 Rate %                      Loans              Outstanding       Loan Group 1
-------------------------------------------------------------------------------
6.750                            2          $    920,606.70           0.21%
6.875                            2               455,600.59           0.11%
7.000                            2               896,609.99           0.21%
7.125                            3               386,274.86           0.09%
7.250                            3               564,872.92           0.13%
7.375                            3             1,308,184.97           0.31%
7.500                            5             2,290,322.73           0.53%
7.625                            8             2,663,380.49           0.62%
7.750                           11             3,743,807.18           0.87%
7.875                           19             6,256,868.91           1.46%
8.000                           36            11,253,758.46           2.63%
8.125                           49            15,518,218.47           3.62%
8.250                          103            32,716,725.84           7.63%
8.375                          153            49,031,491.45          11.44%
8.500                          205            62,571,603.15          14.60%
8.625                          149            48,076,314.77          11.22%
8.750                          171            47,048,818.46          10.98%
8.875                          152            42,605,548.43           9.94%
9.000                           99            25,953,598.21           6.06%
9.125                           69            17,468,827.20           4.08%
9.250                           79            19,458,252.43           4.54%
9.375                           45            13,608,758.43           3.18%
9.500                           48            11,366,363.58           2.65%
9.625                           17             4,176,968.78           0.97%
9.750                           16             3,641,196.98           0.85%
9.875                           17             4,547,689.42           1.06%
-------------------------------------------------------------------------------
              Total          1,466          $428,530,663.40         100.00%
===============================================================================

---------
         (1) The lender acquired mortgage insurance mortgage loans in loan group 1 are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans in loan group 1 (as so adjusted is expected to be approximately 8.6576% per annum.
Without the adjustment, the weighted average mortgage rate of the Initial
Mortgage Loans in loan group 1 is expected to be approximately 8.6821% per annum.





                       Original Loan-to-Value Ratios(1)

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
Original                   Initial               Principal         Mortgage
Loan-to-Value              Mortgage               Balance          Loans in
Ratios (%)(2)                Loans              Outstanding       Loan Group 1
-------------------------------------------------------------------------------
50.00 and below                  38          $ 16,667,485.70          3.89%
 50.01 to 55.00                  26            10,737,439.96          2.51%
 55.01 to 60.00                  29            11,454,627.19          2.67%
 60.01 to 65.00                  38            16,134,362.99          3.77%
 65.01 to 70.00                  71            25,474,082.17          5.94%
 70.01 to 75.00                 141            52,264,875.84         12.20%
 75.01 to 80.00                 839           243,510,496.04         56.82%
 80.01 to 85.00                  12             3,546,908.96          0.83%
 85.01 to 90.00                  78            23,262,056.15          5.43%
 90.01 to 95.00                  34             8,626,751.06          2.01%
95.01 to 100.00                 160            16,851,577.34          3.93%
-------------------------------------------------------------------------------
                     Total    1,466          $428,530,663.40        100.00%
===============================================================================

---------
         (1) The weighted average original Loan-to-Value Ratio of the Initial
Mortgage Loans in loan group 1 is expected to be approximately 76.65%.

         (2) Does not take into account any secondary financing on the Initial
Mortgage Loans in loan group 1 that may exist at the time of origination.






                 State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
                           Initial               Principal         Mortgage
                           Mortgage               Balance          Loans in
State                        Loans              Outstanding       Loan Group 1
-------------------------------------------------------------------------------
California                    476            $171,617,675.74         40.05%
Colorado                      100              31,889,546.68          7.44%
Texas                         112              24,877,065.88          5.81%
Florida                        63              14,868,984.80          3.47%
Washington                     49              14,846,285.03          3.46%
Michigan                       48              13,524,647.36          3.16%
Arizona                        45              12,165,930.78          2.84%
Virginia                       37              11,283,811.39          2.63%
New York                       31              10,860,060.26          2.53%
New Jersey                     26               8,780,138.03          2.05%
Other (less than 2%)          479             113,816,517.45         26.56%
-------------------------------------------------------------------------------
                     Total  1,466            $428,530,663.40        100.00%
===============================================================================

---------
         (1)The Other row in the preceding table includes 38 other states and the District of Columbia with under 2% concentrations individually. No more than approximately 0.58% of the Initial Mortgage Loans in loan group 1 will be secured by mortgaged properties located in any one postal zip code area.





                      Purpose of Initial Mortgage Loans

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
                           Initial               Principal         Mortgage
                           Mortgage               Balance          Loans in
Loan Purpose                 Loans              Outstanding       Loan Group 1
-------------------------------------------------------------------------------
Purchase                       1,231          $343,269,181.03        80.10%
Refinance (rate/term)            128            46,381,020.61        10.82%
Refinance (cash out)             107            38,880,461.76         9.07%
---------------------------          -------------------------------------
                     Total     1,466          $428,530,663.40       100.00%
===============================================================================





                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
                           Initial               Principal         Mortgage
Current Mortgage           Mortgage               Balance          Loans in
Loan Amounts                 Loans              Outstanding       Loan Group 1
-------------------------------------------------------------------------------
        $0 -- $50,000          37.00       $  1,397,154.60          0.33%
   $50,001 -- $100,000        186.00         13,896,760.19          3.24%
  $100,001 -- $150,000        135.00         16,858,039.39          3.93%
  $150,001 -- $200,000         67.00         11,494,274.94          2.68%
  $200,001 -- $250,000         40.00          9,037,204.21          2.11%
  $250,001 -- $300,000        312.00         87,880,092.09         20.51%
  $300,001 -- $350,000        259.00         84,208,083.56         19.65%
  $350,001 -- $400,000        176.00         65,977,547.16         15.40%
  $400,001 -- $450,000         71.00         30,504,239.62          7.12%
  $450,001 -- $500,000         70.00         33,549,830.24          7.83%
  $500,001 -- $550,000         33.00         17,402,162.96          4.06%
  $550,001 -- $600,000         32.00         18,411,946.75          4.30%
  $600,001 -- $650,000         22.00         14,072,675.82          3.28%
  $650,001 -- $700,000          6.00          4,131,799.00          0.96%
  $700,001 -- $750,000          4.00          2,997,532.67          0.70%
  $750,001 -- $1,000,000       12.00         11,164,170.20          2.61%
$1,000,001 -- $2,000,000        4.00          5,547,150.00          1.29%
------------------------------------------------------------------------------
                       Total   1,466       $428,530,663.40        100.00%
==============================================================================


         As of the initial cut-off date, the average current mortgage loan principal balance of the Initial Mortgage Loans in loan group 1 is expected to be approximately $292,312.87.


               Documentation Program for Initial Mortgage Loans

-------------------------------------------------------------------------------
                                                                  Percent of
                               Number of         Aggregate         Initial
                               Initial           Principal         Mortgage
                               Mortgage           Balance          Loans in
Type of Program                  Loans          Outstanding       Loan Group 1
-------------------------------------------------------------------------------
Full                                562        $169,559,086.80       39.57%
Alternative                         616         154,922,835.12       36.15%
Reduced                             238          88,493,638.33       20.65%
Clues Plus                           30           9,231,580.26        2.15%
No Income/No Asset                   17           5,306,222.89        1.24%
Streamlined                           3           1,017,300.00        0.24%
---------------------------------------------------------------------------
                          Total   1,466        $428,530,663.40      100.00%
===========================================================================



                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                                                                  Percent of
                               Number of         Aggregate         Initial
                               Initial           Principal         Mortgage
                               Mortgage           Balance          Loans in
Property Type                    Loans          Outstanding       Loan Group 1
-------------------------------------------------------------------------------
Single Family                       991        $286,478,617.83       66.85%
Condominium                          88          21,229,405.30        4.95%
2-4 Family                           24           6,379,841.81        1.49%
Planned Unit Development            363         114,442,798.46       26.71%
---------------------------------------------------------------------------
                          Total   1,466        $428,530,663.40      100.00%
===========================================================================




                              Occupancy Types(1)
-------------------------------------------------------------------------------
                                                                  Percent of
                               Number of         Aggregate         Initial
                               Initial           Principal         Mortgage
                               Mortgage           Balance          Loans in
Occupancy Types                  Loans          Outstanding       Loan Group 1
-------------------------------------------------------------------------------
Primary Residence                 1,392        $404,487,040.51      94.39%
Investor Property                    20           5,499,669.42       1.28%
Second Residence                     54          18,543,953.47       4.33%
--------------------------------------------------------------------------
                          Total   1,466        $428,530,663.40     100.00%
==========================================================================

---------
         (1)  Based upon representations of the related Mortgagors at the time of origination.




                         Remaining Terms to Maturity(1)
-------------------------------------------------------------------------------
                                                                  Percent of
                               Number of         Aggregate         Initial
                               Initial           Principal         Mortgage
Remaining Term to Maturity     Mortgage           Balance          Loans in
(Months)                         Loans          Outstanding       Loan Group 1
-------------------------------------------------------------------------------
          240                      4         $  1,110,400.00         0.26%
          272                      1              279,521.03         0.07%
          275                      1               80,054.50         0.02%
          297                      1              152,811.34         0.04%
          298                      1               65,829.00         0.02%
          313                      1              137,046.27         0.03%
          315                      1              256,926.63         0.06%
          319                      1               37,574.80         0.01%
          332                      1              352,925.92         0.08%
          341                      1              135,319.15         0.03%
          345                      2              356,244.72         0.08%
          346                      1               67,208.59         0.02%
          347                      4              685,355.14         0.16%
          348                      2              149,715.16         0.03%
          349                      5              892,454.17         0.21%
          350                      4            1,616,519.73         0.38%
          351                      1              257,592.32         0.06%
          352                      3              997,764.55         0.23%
          353                      4              956,130.60         0.22%
          354                      8            1,837,960.53         0.43%
          355                     10            3,027,539.60         0.71%
          356                     19            5,218,779.05         1.22%
          357                     65           15,833,513.72         3.69%
          358                    164           35,521,966.44         8.29%
          359                    245           61,252,336.03        14.29%
          360                    916          297,251,174.41        69.37%
-------------------------------------------------------------------------------
        Total                  1,466         $428,530,663.40       100.00%
===============================================================================

---------
         (1) As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans in loan group 1 is expected to be approximately 359 months.






                                 Loan Group 2

                              Mortgage Rates(1)

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
                           Initial               Principal         Mortgage
Mortgage                   Mortgage               Balance          Loans in
 Rate %                      Loans              Outstanding       Loan Group 2
-------------------------------------------------------------------------------
 6.750                        1             $    154,397.23           0.10%
 7.000                        1                   38,902.11           0.03%
 7.125                        1                  291,954.44           0.19%
 7.250                        1                  126,137.24           0.08%
 7.375                        3                1,462,479.17           0.97%
 7.500                        7                1,118,321.96           0.74%
 7.625                        4                1,022,336.75           0.68%
 7.750                        8                2,705,100.23           1.80%
 7.875                        8                2,988,031.93           1.98%
 8.000                       15                5,082,039.18           3.37%
 8.125                       20                7,130,203.60           4.73%
 8.150                        1                  269,546.92           0.18%
 8.250                       44               16,133,770.03          10.71%
 8.375                       50               17,508,492.42          11.62%
 8.500                       63               20,993,526.12          13.94%
 8.625                       48               13,368,503.34           8.88%
 8.750                       55               14,251,142.11           9.46%
 8.875                       60               16,100,204.87          10.69%
 9.000                       31                8,054,508.87           5.35%
 9.125                       10                2,379,816.42           1.58%
 9.250                       24                6,946,224.57           4.61%
 9.375                       10                2,520,800.09           1.67%
 9.500                       10                2,785,830.05           1.85%
 9.625                        6                1,683,426.76           1.12%
 9.750                        3                1,004,173.96           0.67%
 9.875                        1                   92,900.00           0.06%
10.000                        3                1,798,362.22           1.19%
10.125                        2                  820,274.45           0.54%
10.250                        5                1,608,475.87           1.07%
10.375                        1                   99,010.40           0.07%
10.875                        1                   77,343.02           0.05%
-------------------------------------------------------------------------------
                     Total  497             $150,616,236.33         100.00
===============================================================================

---------
         (1) The lender acquired mortgage insurance mortgage loans in loan group 2 are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the initial cut-off date, the weighted average mortgage rate of the Initial Mortgage Loans in loan group 2 (as so adjusted is expected to be approximately 8.6162% per annum.
Without the adjustment, the weighted average mortgage rate of the Initial
Mortgage Loans in loan group 2 is expected to be approximately 8.6440% per annum.





                       Original Loan-to-Value Ratios(1)

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
Original                   Initial               Principal         Mortgage
Loan-to-Value              Mortgage               Balance          Loans in
Ratios (%)                   Loans              Outstanding       Loan Group 2
-------------------------------------------------------------------------------
50.00 and below                8              $  2,599,900.60          1.73%
50.01 to 55.00                 9                 3,485,570.82          2.31%
55.01 to 60.00                13                 4,518,170.55          3.00%
60.01 to 65.00                25                 8,814,294.07          5.85%
65.01 to 70.00                26                10,158,652.12          6.74%
70.01 to 75.00                51                20,444,411.16         13.57%
75.01 to 80.00               264                78,582,511.22         52.17%
80.01 to 85.00                11                 3,003,562.17          1.99%
85.01 to 90.00                31                 9,574,191.54          6.36%
90.01 to 95.00                13                 3,706,249.38          2.46%
95.01 to 100.00               46                 5,728,722.70          3.80%
------------------------------------------------------------------------------
                       Total 497              $150,616,236.33        100.00%
==============================================================================

---------
         (1) The weighted average original Loan-to-Value Ratio of the Initial
Mortgage Loans in loan group 2 is expected to be approximately 77.18%.

         (2) Does not take into account any secondary financing on the Initial
Mortgage Loans in loan group 2 that may exist at the time of origination.




                 State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
                           Initial               Principal         Mortgage
                           Mortgage               Balance          Loans in
State                        Loans              Outstanding       Loan Group 2
-------------------------------------------------------------------------------
California                  189              $ 68,355,491.85         45.38%
Colorado                     22                 6,685,338.63          4.44%
Texas                        25                 6,439,615.65          4.28%
Washington                   17                 6,169,068.10          4.10%
New York                     22                 6,138,522.27          4.08%
Florida                      20                 5,492,132.23          3.65%
Michigan                     18                 4,439,318.31          2.95%
Georgia                      13                 3,740,733.23          2.48%
New Jersey                   10                 3,517,702.11          2.34%
Other (less than 2%)        161                39,638,913.95         26.32%
------------------------------------------------------------------------------
                      Total 497              $150,616,836.33        100.00%
==============================================================================

---------
         (1)The Other row in the preceding table includes 34 other states with under 2% concentrations individually. No more than approximately 1.15% of the
Initial Mortgage Loans in loan group 2 will be secured by mortgaged properties located in any one postal zip code area.





                      Purpose of Initial Mortgage Loans

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
                           Initial               Principal         Mortgage
                           Mortgage               Balance          Loans in
Loan Purpose                 Loans              Outstanding       Loan Group 2
-------------------------------------------------------------------------------
Purchase                      392            $114,694,713.18         76.15%
Refinance (rate/term)          51              18,025,270.15         11.97%
Refinance (cash out)           54              17,896,253.00         11.88%
------------------------------------------------------------------------------
                     Total    497            $150,616,236.33        100.00%
==============================================================================

                   Current Mortgage Loan Principal Balances

-------------------------------------------------------------------------------
                                                                  Percent of
                           Number of             Aggregate         Initial
                           Initial               Principal         Mortgage
Current Mortgage           Mortgage               Balance          Loans in
Loan Amounts                 Loans              Outstanding       Loan Group 2
-------------------------------------------------------------------------------
        $0 -- $   50,000          2         $      88,542.74          0.06%
   $50,001 -- $  100,000         59             4,874,444.77          3.24%
  $100,001 -- $  150,000         35             4,327,316.07          2.87%
  $150,001 -- $  200,000         18             3,057,053.45          2.03%
  $200,001 -- $  250,000         15             3,370,087.73          2.24%
  $250,001 -- $  300,000        129            36,225,857.15         24.05%
  $300,001 -- $  350,000         92            30,085,681.52         19.98%
  $350,001 -- $  400,000         65            24,289,270.15         16.13%
  $400,001 -- $  450,000         21             8,994,998.14          5.97%
  $450,001 -- $  500,000         24            11,489,062.70          7.63%
  $500,001 -- $  550,000         10             5,159,600.00          3.43%
  $550,001 -- $  600,000          4             2,346,000.00          1.56%
  $600,001 -- $  650,000         14             8,933,069.42          5.93%
  $650,001 -- $  700,000          1               665,600.00          0.44%
  $700,001 -- $  750,000          3             2,183,625.00          1.45%
  $750,001 -- $1,000,000          4             3,267,713.66          2.17%
$1,000,001 -- $2,000,000          1             1,258,313.83          0.84%
------------------------------------------------------------------------------
                         Total  497          $150,616,236.33        100.00%
==============================================================================

         As of the initial cut-off date, the average current mortgage loan principal balance of the Initial Mortgage Loans in loan group 2 is expected to be approximately $303,050.78.




               Documentation Program for Initial Mortgage Loans

-------------------------------------------------------------------------------
                                                                  Percent of
                               Number of         Aggregate         Initial
                               Initial           Principal         Mortgage
                               Mortgage           Balance          Loans in
Type of Program                  Loans          Outstanding       Loan Group 2
-------------------------------------------------------------------------------

Full                            210          $ 62,708,071.96        41.63%
Alternative                     173            46,884,770.77        31.13%
Reduced                          95            34,706,704.66        23.04%
Clues Plus                       13             4,612,088.30         3.06%
No Income/No Asset                5             1,539,817.70         1.02%
Streamlined                       1               164,782.94         0.11%
------------------------------------------------------------------------------
                Total           497          $150,616,236.33       100.00%
==============================================================================






                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                                                                  Percent of
                               Number of         Aggregate         Initial
                               Initial           Principal         Mortgage
                               Mortgage           Balance          Loans in
Property Type                    Loans          Outstanding       Loan Group 2
-------------------------------------------------------------------------------

Single Family                     352         $104,859,744.30        69.62%
Condominium                        26            7,513,635.58         4.99%
2-4 Family                          8            2,492,841.71         1.66%
Planned Unit Development          111           35,750,014.73        23.74%
------------------------------------------------------------------------------
                         Total    497         $150,616,236.33       100.00%
==============================================================================






                              Occupancy Types(1)
-------------------------------------------------------------------------------
                                                                  Percent of
                               Number of         Aggregate         Initial
                               Initial           Principal         Mortgage
                               Mortgage           Balance          Loans in
Occupancy Types                  Loans          Outstanding       Loan Group 2
-------------------------------------------------------------------------------
Primary Residence                 470         $142,155,110.39         94.38%
Investor Property                  10            3,174,499.04          2.11%
Second Residence                   17            5,286,626.90          3.51%
------------------------------------------------------------------------------
                       Total      497         $150,616,236.33        100.00%
==============================================================================

---------
         (1)  Based upon representations of the related Mortgagors at the time of origination.





                         Remaining Terms to Maturity(1)
-------------------------------------------------------------------------------
                                                                  Percent of
                               Number of         Aggregate         Initial
                               Initial           Principal         Mortgage
Remaining Term to Maturity     Mortgage           Balance          Loans in
(Months)                         Loans          Outstanding       Loan Group 2
-------------------------------------------------------------------------------
   92                              1        $     99,010.40           0.07%
  203                              1             150,048.39           0.10%
  239                              1             164,782.94           0.11%
  246                              1              70,586.19           0.05%
  252                              1             452,989.55           0.30%
  256                              1             179,516.23           0.12%
  298                              1              84,827.81           0.06%
  314                              1              97,313.49           0.06%
  315                              1             153,998.49           0.10%
  325                              2             437,504.18           0.29%
  326                              2             973,504.46           0.65%
  327                              2             506,693.84           0.34%
  328                              4             630,220.78           0.42%
  329                              1             119,054.99           0.08%
  338                              1              90,124.55           0.06%
  339                              1             124,455.00           0.08%
  343                              2             138,119.37           0.09%
  345                              1             154,397.23           0.10%
  346                              1             642,682.30           0.43%
  347                              2             774,309.83           0.51%
  349                              2             145,567.27           0.10%
  350                              2             478,831.38           0.32%
  351                              1              49,640.63           0.03%
  352                              1             111,930.84           0.07%
  354                              2             255,483.86           0.17%
  355                              3             921,671.40           0.61%
  356                              9           2,839,576.54           1.89%
  357                              8           3,058,657.31           2.03%
  358                             28           7,328,041.16           4.87%
  359                             49          13,513,426.92           8.97%
  360                            364         115,869,269.00          76.93%
------------------------------------------------------------------------------
               Total             497        $150,616,236.33         100.00%
==============================================================================

---------
         (1) As of the initial cut-off date, the weighted average remaining term to maturity of the Initial Mortgage Loans in loan group 2 is expected to be approximately 358 months.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWMBS, INC.


                                        By: /s/ Celia Coulter
                                            --------------------
                                                Celia Coulter
                                                Vice President

Dated: September 14, 2000